Rule 497(e)

Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

(the “Trust”)

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

(the “Fund”)

Supplement To the Summary Prospectus, Prospectus
and Statement of Additional Information

Each Dated February 1, 2021

May 14, 2021

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, subject to shareholder approval of the matters described below, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Alerian Disruptive Technology Real Estate Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index. The New Index will be composed of securities issued by companies that own and lease real estate that support wired communication, wireless communication, data infrastructure, warehouses and fulfillment centers. The New Index includes operating companies and real estate investment trusts that are engaged in communications activities including the development and ownership of broadcast and mobile network towers, satellites, fiber-optic and other forms of data-transmitting cable, warehouses and fulfillment centers.

Additionally, the Fund’s name is expected to change to First Trust Alerian Disruptive Technology Real Estate ETF and its new ticker symbol is expected to be DTRE. The Fund’s shares will continue to be listed for trading on NYSE Arca, Inc. and S-Network Global Indexes Inc. will serve as the Fund’s index provider.

These changes will be implemented as soon as practicable after Fund shareholders approve certain matters by proxy related to these changes, including the approval of a new investment advisory agreement between the Fund and First Trust Advisors L.P., and a change in the Fund’s diversification status under the Investment Company Act of 1940.

Please Keep this Supplement for Future Reference